UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 7, 2009
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2009, United Western Bancorp, Inc. (the “Company”), its wholly owned subsidiary, Sterling Trust Company, a trust company organized under the laws of the State of Texas (“Sterling”), Equity Trust Company, a South Dakota corporation ("ETC"), and Sterling Administrative Services, LLC, a Texas limited liability company affiliated with ETC ("Texas Admin”), entered into an Asset Purchase Agreement (“APA”) whereby Sterling has agreed to sell to ETC and Texas Admin (collectively, “Buyer”), and Buyer has agreed to purchase from Sterling, certain assets of Sterling associated with Sterling’s self-directed IRA and qualified employee benefit plan businesses (the “Transferred Business”). Sterling will retain and continue to operate its current escrow and paying agent businesses under its current trust charter granted by the State of Texas. Certain assets as set forth in the APA are also excluded from the proposed sale, such as corporate records, rights related to Sterling’s employee benefit plans and all tax refunds.

The purchase price to be paid by Buyer for the purchased assets under the APA consists of $61,200,000 plus the assumption by Buyer of certain liabilities, as specified in the APA. The purchase price is subject to adjustment based upon, among other things, the following: (i) the purchase price is subject to decrease, based upon a formula as set forth in the APA, to the extent that the amount of cash custodial deposits held by Sterling, on behalf of its customers of the Transferred Business (the “Transferred Business Custodial Deposits”), at closing are less than $300,000,000; and (ii) the purchase price is subject to increase or decrease, as the case may be, based upon the net working capital of Sterling at closing in comparison to an agreed upon target level of net working capital. The amount of these adjustments to the purchase price will be estimated by the parties as of the closing date, and will be reconciled to actual results shortly following the closing date through an agreed upon procedure set forth in the APA. As of April 5, 2009, Sterling held approximately $310 million in Transferred Business Custodial Deposits, as calculated in accordance with the provisions of the APA.

Twenty-five percent (25%) of the purchase price estimated to be payable by Buyer at closing shall be paid in cash by Buyer to Sterling at the closing, and the remaining seventy-five percent (75%) shall be financed by Sterling pursuant to a seller-carry financing arrangement (the "Seller Loan”). The Seller Loan will be made pursuant to a form of Loan and Security Agreement (the "Loan Agreement”) to be entered into by and among ETC, Texas Admin, Equity Administrative Services, Inc., an Ohio corporation that is also affiliated with Buyer (“EAS”), and Sterling at the closing. The Seller Loan will accrue interest at the floating rate of prime (but shall never be less than the prime rate in effect at closing minus one percent nor more than the prime rate in effect at closing plus one percent) and will be payable monthly. Principal on the Seller Loan will be payable in eighty-four (84) equal monthly installments, with the final maturity of the Seller Loan being seven (7) years following the closing date. The Seller Loan will be secured by substantially all of the assets of ETC and Texas Admin. EAS will provide an unconditional guaranty of the Seller Loan. To the extent any reconciliation to actual results is required to the estimated adjustments to the purchase price as described in the preceding paragraph, such adjustments will be made through the cash portion of the purchase price and not through the Seller Loan. The Company anticipates that Sterling will distribute the Seller Loan to the Company shortly following the closing.

As part of the transactions contemplated by the APA, the Company and Sterling, on behalf of themselves and each of the companies controlled by the Company, have agreed that, for a period of five (5) years following closing, they will not engage in any “Competitive Activity” (as summarized below), solicit business from certain customers or certain referral sources of the Transferred Business, solicit business from any potential customers or referral sources that the Transferred Business is actively soliciting for business as of the closing date, or solicit any employee hired by Buyer in connection with the acquisition to leave the employ of Buyer. “Competitive Activities” generally means: (i) acting as a custodian or trustee for self-directed IRA accounts in which customers have the ability to invest in assets other than (the following assets being referred to herein sometimes as “traditional assets”) publicly traded securities, certificates of deposit, money market accounts or obligations of the United States or any government sponsored agency and (ii) acting as custodian or administrator of retirement plans qualified or intended to be qualified under Section 401(a) of the Internal Revenue Code. There are, however, several activities that are excluded from the non-compete, including: (i) the provision of banking and lending services in the ordinary course of business; (ii) providing custodial or administrative services in connection with accounts where the sole investment alternatives are comprised of traditional assets; (iii) providing securities clearing and related services, subject to certain rights of ETC to choose to act as custodian for self-directed IRAs or qualified plans, if any, associated with such services; (iv) providing life settlement, viatical settlement and escrow-related custodial or trust services; (v) custodial or administrative services of any business that is acquired by the Company or its affiliated companies (but subject to a further covenant to attempt to sell the Competing Activities should their aggregate revenues exceed 10% of the business so acquired); and (vi) custodial or administrative services of any company that acquires control of the Company or its affiliated companies after closing.

Also as part of the transactions contemplated by the APA, the Company expects that its subsidiary, United Western Bank, on the one hand, and  Buyer and EAS, on the other hand, will amend and restate their current sub-accounting agreement (which now governs the custodial deposits currently held by Buyer and/or EAS at United Western Bank [the “Existing ETC Custodial Deposits”]) to extend the term of such agreement until the later of five (5) years after the closing or the final payment by Buyer of the Seller Loan, and to otherwise govern the Existing ETC Custodial Deposits and the Transferred Business Custodial Deposits. Subject to certain specified exceptions, the Buyer and EAS will agree to maintain all  custodial deposits of ETC, EAS and Texas Admin at United Western Bank for three years after the closing; and, for the remaining term of the sub-accounting agreement, ETC, EAS and Texas Admin will agree to maintain an amount of custodial deposits at least equal to the amount of Transferred Business Custodial Deposits as of the closing or, if less, the aggregate amount of all cash balances in the custodial accounts held by ETC, EAS and/or Texas Admin on behalf of customers. Buyer and EAS may withdraw up to $100 million in custodial deposits from United Western Bank in the event certain principals of the Buyer and/or EAS acquire control of a financial institution. Buyer and EAS may terminate their deposit relationship under the subaccounting agreement with United Western Bank in the event the bank’s rating report published by IDC Financial Publishing, Inc. indicates a composite rank of 74 or lower. United Western Bank will retain the absolute discretion to place any amount of the ETC Custodial Deposits and the Transferred Business Custodial Deposits with any other federally insured bank or savings and loan association during the term of the sub-accounting agreement, as amended.

Consummation of the transactions contemplated by the APA and the ancillary agreements related thereto is subject to certain customary closing conditions, including the approval of certain governmental authorities having regulatory authority over the parties to the APA. The APA also contains usual and customary representations, warranties, covenants, indemnities and rights of termination for transactions of this type. In addition, the Company has the ability to terminate the transaction in the event the formula that determines the purchase price would, at closing, produce an estimated purchase price of less than $55 million. The foregoing description of the APA is only a summary and is qualified in its entirety by reference to the full text of the APA, which is attached hereto as Exhibit 10.1.

The representations and warranties contained in the APA were and will be made solely for the purposes of allocating contractual risks between the parties and not as a means of establishing facts. Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms and shall not be relied on as factual information at the time they were made or otherwise. The APA may have different standards of materiality than standards of materiality under applicable securities laws. The facts set out in the APA may have changed since the date of the APA. Also, only the parties to the APA and specified third-party beneficiaries have or will have a right to enforce the APA and Loan Agreement.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibits hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, community bank implementation and business strategy. These statements often include terminology such as “may,” “will,” “expect,” “anticipate,” “predict,” “believe,” “plan,” “estimate,” “continue,” “could,” “should,” “would,” “believe,” “intend,” “projects,” or the negative thereof or other variations thereon or comparable terminology and similar expressions. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to: the ability of counterparties to perform their obligations to the Company and its subsidiaries, including the Buyer, and the guarantor of the Seller Loan, under the

APA; the successful implementation of our community banking strategies, the ability to secure, timing of, and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions, including the transactions contemplated by the APA; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board; our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act (“EESA”), including without limitation the Troubled Asset Relief Program (“TARP”) and the Capital Purchase Program (“CPP”), and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions; and the risks and uncertainties discussed elsewhere and/or set forth from time to time in our other periodic reports, filings, and public statements. There can be no assurance that the EESA will have a beneficial impact on the financial markets, including current extreme levels of volatility. To the extent the market does not respond favorably to the TARP or CPP or the TARP or CPP does not function as intended, our business may not receive the anticipated positive impact from the legislation. In addition, the U.S. Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. We cannot predict whether or when such actions may occur or what impact, if any, such actions could have on our business, results of operations and financial condition and we may become subject to new or heightened legal standards and regulatory requirements, practices or expectations which may impede our profitability or affect our financial condition. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Form 8-K.

Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to the Company at that time. The Company does not intend to update or revise the forward-looking statements made in this Form 8-K after the date on which they are made to reflect subsequent events or circumstances, except as required by law.

ITEM 7.01                      REGULATION FD DISCLOSURE

A copy of the press release announcing the matters described in Item 1.01 above is attached as Exhibit 99.1 and incorporated herein. The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

10.1	Asset Purchase Agreement by and among the Company, Sterling Trust Company, Equity Trust Company, and Sterling Administrative Services, LLC dated April 7, 2009

99.1	Press Release dated April 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 8, 2009	UNITED WESTERN BANCORP, INC.

By: /s/ Michael J. McClosiey
Name: Michael J. McCloskey
Title: Chief Operating Officer

EXHIBIT INDEX

10.1	Asset Purchase Agreement by and among the Company, Sterling Trust Company, Equity Trust Company, and Sterling Administrative Services, LLC dated April 7, 2009
99.1	Press Release dated April 8, 2009